SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C  20549
                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                               September 19, 1996


                            COLGATE-PALMOLIVE COMPANY
             (Exact name of registrant as specified in its charter)



                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                       1-644-2                      13-1815595
                       -------                      ----------
               (Commission File Number)    (IRS Employer Identification
                                                       No.)

             300 Park Avenue New York, NY             10022
             ----------------------------             -----
                (Address of principal               (Zip code)
                  executive offices)


        Registrant's telephone number, including area code (212) 310-2000
                                                           --------------



 Total number of sequentially numbered pages in this filing, including exhibits thereto:
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Item 5.  OTHER EVENTS.

     On September 19, 1996, the Company issued a press release announcing the approval of the Company's acquisition of the Kolynos Oral Care Business in Brazil subject to certain conditions.

     The full text of the Company's press release announcing such approval accompanies this report as Exhibit 99.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

     99.  Press release, dated September 19, 1996.




































































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

                                        SIGNATURE

                Pursuant to the requirements of the Securities Exchange
             Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         COLGATE-PALMOLIVE COMPANY




Date:  September 23, 1996                By:  /s/ Stephen C. Patrick
                                              -----------------------
                                               Stephen C. Patrick
                                               Chief Financial Officer



































































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